Income Taxes	3 Months Ended	12 Months Ended
	Jun. 30, 2017	Mar. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes
5.	Income Taxes

The Company uses the liability method of accounting for income taxes as set forth in ASC 740. Under the liability method, deferred taxes are determined based on differences between the financial statement and tax bases of assets and liabilities using enacted tax rates.

On an interim basis, the Company estimates what its anticipated annual effective tax rate will be and records a quarterly income tax provision (benefit) in accordance with the estimated annual rate, plus the tax effect of certain discrete items that arise during the quarter. As the fiscal year progresses, the Company refines its estimates based on actual events and financial results during the quarter. This process can result in significant changes to the Company’s estimated effective tax rate. When this occurs, the income tax provision (benefit) is adjusted during the quarter in which the estimates are refined so that the year-to-date provision reflects the estimated annual effective tax rate. These changes, along with adjustments to the Company’s deferred taxes and related valuation allowance, may create fluctuations in the overall effective tax rate from quarter to quarter.

Due to overall cumulative losses incurred in recent years, the Company maintained a full valuation allowance against its deferred tax assets as of June 30, 2017 and March 31, 2017.

The Company’s effective tax rate for the three months ended June 30, 2017 differed from the U.S. federal statutory rate primarily due to operating losses that receive no tax benefit as a result of a valuation allowance recorded for such losses and the exclusion of loss entities from the Company’s overall estimated annual effective rate calculation under guidance from ASC 740-270-30-26a.

As of June 30, 2017 and March 31, 2017, the Company does not have any unrecognized tax benefits related to various federal and state income tax matters. The Company will recognize accrued interest and penalties related to unrecognized tax benefits in income tax expense.

The Company is subject to U.S. federal income tax as well as income tax of multiple state tax jurisdictions. The Company and its subsidiaries’ state income tax returns are open to audit under the statute of limitations for the years ended January 31, 2013 onwards. The Company does not anticipate material unrecognized tax benefits within the next 12 months.

8. Income Taxes

(Benefit from) provision of income taxes consists of the following:

	For The Years Ended March 31,
	2017	2016
Current:
Federal	$(81,614)	$(9,979)
State	(6,069)	66,678
	(87,683)	56,699

Deferred:
Federal	25,598	(81,277)
State	14,590	(46,459)
	40,188	(127,736)

Benefit from income taxes	$(47,495)	$(71,037)

The Company uses the liability method of accounting for income taxes as set forth in ASC 740. Under the liability method, deferred taxes are determined based on differences between the financial statement and tax bases of assets and liabilities using enacted tax rates. As of March 31, 2017, the Company had federal and California tax net operating loss carryforwards of approximately $19.1 million and $21.3 million, respectively. The federal and California net operating loss carryforwards will expire at various dates from 2026 through 2037. Pursuant to Internal Revenue Code Sections 382 and 383, use of the Company’s net operating loss and credit carryforwards may be limited if a cumulative change in ownership of more than 50% occurs within any three-year period since the last ownership change. The Company may have had a change in control under these Sections. However, the Company does not anticipate performing a complete analysis of the limitation on the annual use of the net operating loss and tax credit carryforwards until the time that it projects it will be able to utilize these tax attributes.

Significant components of the Company’s deferred tax assets (liabilities) as of March 31, 2017 and March 31, 2016 are shown below. A valuation allowance of $11,557,356 and $8,369,878 as of March 31, 2017 and March 31, 2016, respectively, has been established against the Company’s deferred tax assets as realization of such assets is uncertain. The Company’s effective tax rate is different from the federal statutory rate of 34% due primarily to operating losses that receive no tax benefit as a result of a valuation allowance recorded for such losses.

Deferred tax assets (liabilities) consist of the following:

	For The Years Ended March 31,
	2017	2016
Deferred tax assets (liabilities):
State taxes	$5,718	$15,114
Stock options	3,127,225	2,617,037
Accrued payroll and related costs	-	16,222
Accrued hospital pool deficit	25,747	329,430
Net operating loss carryforward	7,640,802	4,754,165
Property and equipment	42,623	1,588
Acquired intangible assets	113,171	65,748
Other	518,403	527,095

Net deferred tax assets before valuation allowance	11,473,689	8,326,399
Valuation allowance	(11,557,356)	(8,369,878)

Net deferred tax liabilities	$(83,667)	$(43,479)

The provision for income taxes differs from the amount computed by applying the federal income tax rate as follows:

	For The Years Ended March 31,
	2017	2016
Tax provision at U.S. Federal statutory rates	34.0%	34.0%
State income taxes net of federal benefit	(0.1)%	(0.3)%
Nondeductible permanent items	0.7%	(0.7)%
Nontaxable entities	0.3%	5.4%
Other	(3.4)%	1.9%
Change in valuation allowance	(31.0)%	(39.4)%

Effective income tax rate	0.5%	0.9%

As of March 31, 2017 and March 31, 2016, the Company does not have any unrecognized tax benefits related to various federal and state income tax matters. The Company will recognize accrued interest and penalties related to unrecognized tax benefits in income tax expense.

The Company is subject to U.S. federal income tax as well as income tax of multiple state tax jurisdictions. The Company and its subsidiaries’ federal income tax returns are open to audit under the statute of limitations for the years ended March 31, 2014 onwards and state income tax returns are open to audit under the statute of limitations for the years ended January 31, 2013 onward. The Company does not anticipate material unrecognized tax benefits within the next 12 months.